GAIN ON DISPOSAL OF SUBSIDIARIES	6 Months Ended
Jun. 30, 2018
GAIN ON DISPOSAL OF SUBSIDIARIES
GAIN ON DISPOSAL OF SUBSIDIARIES

7GAIN ON DISPOSAL OF SUBSIDIARIES

SALE OF LAOS AND TAJIKISTAN OPERATIONS

During the second quarter of 2018, the Company sold its operations in Laos and Tajikistan to external parties, which were previously classified as disposal groups held-for-sale. The effect of the disposals is detailed below:

	Laos	Tajikistan	Total

Net cash consideration received	22	—	22

Derecognition of assets classified as held for sale	(21)	(13)	(34)
Derecognition of liabilities classified as held for sale	13	25	38
Derecognition of non-controlling interests	(6)	—	(6)
Release cumulative other comprehensive income related to disposal group	1	(1)	—

Gain on disposal	9	11	20

Laos operations

On October 27, 2017, VimpelCom Holding Laos B.V. (“VimpelCom Laos”), a subsidiary of the Company, entered into a Sale and Purchase Agreement for the sale of its operations in Laos to the Lao People’s Democratic Republic (“Government of Laos”). Under the agreement, VimpelCom Laos transferred its 78% interest in VimpelCom Lao Co. Limited (“VIP Lao”) to the Government of Laos, the minority shareholder, on a debt-free basis, in exchange for purchase consideration of US$22.

Purchase consideration was received in two separate payments, on December 8, 2017 and February 22, 2018. The sale of Laos was completed on May 3, 2018.

Tajikistan operations

On April 5, 2018, VEON Holdings B.V., a fully-owned subsidiary of the Company, signed an agreement with ZET Mobile Limited (“ZET”) for the sale of 100% of shares in its subsidiary, Vimpelcom (BVI) AG, which owns 98% of shares in Tacom LLC (“Tacom”). The remaining 2% interest in Tacom was owned by the shareholder of ZET. Under the agreement, ZET has indirectly acquired 98% of shares in Tacom.

The transaction was completed on June 8, 2018.